Post Balance Sheet Events	12 Months Ended
Dec. 31, 2022
Post Balance Sheet Events
Post Balance Sheet Events

31	Post Balance Sheet Events

On 3 January 2023 the Company provided a further advance to Bioasis under the Promissory Note and Security Agreement it entered into on 19 December 2022 of US$250,000. A provision was made in the accounts to 31 December 2022 for non-recovery of this advance. On 3 February 2023 Bioasis announced they were ‘urgently exploring and evaluating all financing and strategic alternatives that may be available to address its liquidity requirements’ which triggered an event of default. As a result of this the 3rd payment under the agreement was not made in the post year end period.

On 5 January 2023 the Company issued a Circular containing details of the Company’s proposed acquisition of Bioasis, an equity raise of US$9.6 million and a change of name, which were subject to shareholders approval at a General Meeting held on 23 January 2023. On 23 January 2023 at the General Meeting none of the special resolutions were passed and, accordingly, neither the acquisition of Bioasis nor the equity raise proceeded and the Company’s name was not changed. On 23 January Bioasis terminated the Arrangement Agreement and requested reimbursement of US$225,000 expenses relating to the transaction, to date these expenses have not been paid. On 23 January 2023 the Company appointed Quantuma Advisory Limited, a specialist business advisory firm, to undertake contingency planning and provide advice to the Board of Directors on appropriate actions.

On 9 February 2023 the Company announced it had entered into definitive binding agreements with institutional US investors to raise aggregate gross proceeds of US$6.0 million through the issue of 10,344,822 Units (comprising either (i) one American Depositary Share (“ADS”), one A Warrant and 1.5 B Warrants, or (ii) one Pre-Funded Warrant, one A Warrant and 1.5 B Warrants) at an initial price of US$0.58 per Unit. The private placement was subject to a price adjustment mechanism which could result in the issue price being adjusted below the initial issue price, with a floor of US$0.10 per Unit, subject to shareholder approval, consequently increasing the number of ADSs and/or Pre-Funded Warrants to be issued under the Private Placement.

On 8 March 2023 the Company announced that it sent a circular to shareholders convening a General Meeting to effect a share consolidation on a one for 20 basis, give the Directors authority to allot shares, disapply pre-emption rights, adopt new Articles, cancel the admission of the Company’s Ordinary Shares to trading on the AIM market and change the name of the Company to Biodexa Pharmaceuticals PLC. The Company also notified shareholders that the Ordinary Share to ADS ratio was being changed from 25 Ordinary Shares per ADS to 5 Ordinary Shares per ADS. At the General Meeting on 24 March 2023, all resolutions were duly passed.

The share consolidation will have an impact on the ordinary shares, any employee share option plans as well as warrants. As a result of share consolidation:

	Pre-Split	Post-Split
Weighted average number of shares outstanding - basic and diluted	98,835,849	4,941,793
Ordinary shares outstanding	108,342,738	5,417,137
Outstanding employee share options over ordinary shares	2,891,875	144,590
Outstanding DARA options over ordinary shares	2,822	138
Outstanding warrants over ordinary shares	17,221,973	861,075

The financial statements reflect the effects of the reverse stock split (share consolidation) for all periods presented.

On 26 April 2023, the admission of the Company’s Ordinary Shares to trading on AIM was cancelled.